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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 11, 2003

National Technical Systems, Inc.
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-16438 (Commission File No.)	95-4134955 (IRS Employer Identification No.)
24007 Ventura Boulevard, Suite 200 Calabasas, California 91302 (Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (818) 591-0776

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)
Exhibits
EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated June 11, 2003.

Item 9. Regulation FD Disclosure

  Results of Operations and Financial Condition

        In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

        On June 11, 2003, the registrant issued a press release announcing financial results for the quarter ended April 30, 2003, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2003	NATIONAL TECHNICAL SYSTEMS, INC.
	By:	/s/ LLOYD BLONDER Lloyd Blonder Senior Vice President/Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated June 11, 2003.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX